                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement
--------------------------------------------------------------------------------
|_|      Definitive Proxy Statement
--------------------------------------------------------------------------------
|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                         Sanford C. Bernstein Fund, Inc.
                (Name of Registrant as Specified In Its Charter)

                         Sanford C. Bernstein Fund, Inc.
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)    Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------

         2)    Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


         -----------------------------------------------------------------------

         4)    Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:


         -----------------------------------------------------------------------


         2)    Form, Schedule or Registration Statement No.:


         -----------------------------------------------------------------------


         3)    Filing Party:


         -----------------------------------------------------------------------


         4)    Date Filed:

                         Sanford C. Bernstein Fund, Inc.
                                767 Fifth Avenue
                             New York, NY 10153-0185
                    Notice of Special Meeting of Shareholders

To the Shareholders:

         NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of Sanford C. Bernstein Fund, Inc. (the "Fund") will be held on September 25, 2000, at 10:00 a.m., Eastern time, at the offices of Sanford C. Bernstein & Co., Inc. ("Bernstein"), 767 Fifth Avenue, 20th floor, New York, NY 10153 for the purpose of considering the following proposals with respect to the Fund or with respect to one or more of its separate investment portfolios (each, a "Portfolio" and collectively, the "Portfolios"), as indicated below. If approved by shareholders, Proposal Nos. 2 and 3 will be effective only upon the consummation of the transactions contemplated under the Acquisition Agreement dated as of June 20, 2000, among Sanford C. Bernstein Inc., Alliance Capital Management L.P. ("Alliance Capital") and certain of their affiliates (the "Acquisition"). Upon the consummation of the Acquisition, the investment management business formerly conducted by Bernstein will be conducted through a division of Alliance Capital. The Acquisition is more fully described in the Proxy Statement attached hereto.

1. For the Fund, to elect a slate of nine members to its Board of Directors to hold office until their successors are duly elected and qualified;

2. For each Portfolio separately, to approve or disapprove a new investment management agreement between the Fund, on behalf of each Portfolio, and Alliance Capital, the terms of which are substantially similar to the existing investment management agreements with Bernstein;

3. For each Portfolio separately, to approve or disapprove a new shareholder servicing and administrative agreement between the Fund, on behalf of each Portfolio, and Alliance Capital, the terms of which are substantially similar to the existing investment shareholder servicing and administrative agreements with Bernstein;

4. For each of the Bernstein Government Short Duration Portfolio, Bernstein Short Duration Plus Portfolio, Bernstein Intermediate Duration Portfolio, Bernstein New York Municipal Portfolio, Bernstein Diversified Municipal Portfolio, and Bernstein California Municipal Portfolio separately, to approve or disapprove eliminating the fundamental investment restriction relating to investment in illiquid securities and replacing it with a non-fundamental restriction;

5. For each of the Bernstein Government Short Duration Portfolio, Bernstein Short Duration Plus Portfolio, Bernstein Intermediate Duration Portfolio, Bernstein New York Municipal Portfolio, Bernstein Diversified Municipal Portfolio, and Bernstein California Municipal

         Portfolio separately, to approve or disapprove eliminating the fundamental investment restriction relating to investment in securities of unseasoned issuers;

6. For each Portfolio separately, to ratify the selection of independent accountants; and

7. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of the Fund has fixed the close of business on July 31, 2000 as the record date for determining the number of shares outstanding and the shareholders entitled to vote at the Meeting and at any and all adjournments thereof.

                                  By Order of the Board of Directors,


                                  Jean Margo Reid
                                  Secretary


August __, 2000

EACH SHAREHOLDER IS URGED TO EXERCISE THE RIGHT TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND BY FILLING IN, DATING AND SIGNING THE ENCLOSED PROXY CARD(S) AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. SHAREHOLDERS ALSO HAVE THE OPTION TO PROVIDE THEIR VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD.

                         SANFORD C. BERNSTEIN FUND, INC.
                                767 Fifth Avenue
                          New York, New York 10153-0185

Dear Shareholder:

         On June 20, 2000, Sanford C. Bernstein Inc. ("Sanford Bernstein"), Alliance Capital Management L.P. ("Alliance Capital") and certain of their affiliates entered into an agreement pursuant to which the assets and liabilities of the operating subsidiaries of Sanford Bernstein will be acquired by Alliance Capital. After the acquisition is consummated, the investment management business formerly conducted by Sanford C. Bernstein & Co., Inc., your Fund's investment manager, will be conducted through a division of Alliance Capital. However, it is expected that all of the key individuals and investment policy groups who currently manage the Fund will remain following the Bernstein-Alliance Capital transaction. In connection with the Bernstein-Alliance Capital transaction, we are asking shareholders of each Portfolio to approve new investment management and shareholder servicing and administrative agreements. Also, to save the expense of another meeting, you are being asked to vote on certain additional items. Enclosed is further information relating to these matters, including a Questions & Answers section, proxy statement and proxy card(s).

         Important information about the changes:

         o All of the Fund's directors, including the independent directors---Arthur Aeder, Peter Bernstein, Bill Kristol and Ted Levitt--recommend that you read the enclosed materials carefully and then vote FOR all proposals.

         o The Bernstein-Alliance Capital transaction has no effect on the number of shares you own or the value of those shares.

         o The fees payable under the new investment management agreement, and the new shareholder servicing and administrative agreement have not increased.

         o        The investment objective of each Portfolio has not changed.

         What you need to do:

         o Read all enclosed materials including the Questions & Answers section.

         o Choose one of the options to vote in the manner described on the enclosed voting instruction card.

         o Please complete all proxy cards enclosed. You will receive more than one proxy card if you own shares in more than one Portfolio.

         If we have not received your proxy card as the meeting date approaches, you may receive a call from Shareholder Communications Corporation, a professional proxy solicitation firm that has been engaged to assist in the solicitation of proxies. We appreciate your attention to this matter.

                                               Sincerely,



                                               Roger Hertog
                                               President
                                               Sanford C. Bernstein Fund, Inc.

                                                                     August 2000


                       IMPORTANT NEWS FOR SHAREHOLDERS OF

                         SANFORD C. BERNSTEIN FUND, INC.

         While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the Sanford C. Bernstein Fund, Inc. which require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING?

A. Sanford C. Bernstein Inc. ("Sanford Bernstein"), the parent company of Sanford C. Bernstein & Co., Inc. ("Bernstein"), your Fund's investment manager, has entered into an agreement pursuant to which the assets and liabilities of the operating subsidiaries of Sanford Bernstein will be acquired by Alliance Capital Management L.P. ("Alliance Capital"). After the acquisition is consummated, the investment management business formerly conducted by Bernstein will be conducted through a division of Alliance Capital. Bernstein and Alliance Capital anticipate that the same key individuals and investment policy groups who currently manage the Fund will remain with Alliance Capital.

         Alliance Capital is a leading global investment management firm best known for its growth style of equity investing. Assets under management of Alliance Capital at March 31, 2000 totaled $394 billion. Alliance Capital manages retirement assets for many of the largest public and private employee benefit plans (including 28 of the U.S. Fortune 100 companies), for public employee retirement funds in 31 out of 50 states, and for foundations, endowments, banks and insurance companies worldwide. Alliance Capital is also one of America's largest mutual fund sponsors, with approximately 5.8 million shareholder accounts and a family of diversified fund portfolios that are distributed globally.

         The following pages give you additional information on Alliance Capital, the proposed acquisition and the matters on which you are being asked to vote.

         The Directors of your Fund, including those who are not affiliated with the Fund, Alliance Capital, Bernstein or Sanford Bernstein, unanimously recommend that you vote FOR these proposals.

Q.       WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one or more proxy cards -- because you have the right to vote on the important proposals concerning your investment in the Fund.

Q.       WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you own shares of more than one Portfolio of the Fund, you will receive a proxy card for each Portfolio you own. Please sign, date and return each proxy card you receive. If you prefer, you may call the Fund's information agent at [1-800-248-3249] to give your vote to a representative over the telephone. Additionally, you may call the toll-free number listed on your proxy card or log on to [www.proxyvote.com], enter the number listed on your proxy card and follow the instructions to record your vote on the Internet.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT IN PROPOSAL NO. 2?

A. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires a shareholder vote to approve a new investment management agreement following certain types of business transactions, such as the Bernstein - Alliance Capital transaction. The new investment management agreement with Alliance Capital is substantially similar to the existing management agreement with Bernstein except for the identity of the investment adviser (and lower fees in the case of two Portfolios).

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW SHAREHOLDER SERVICING AND ADMINISTRATIVE AGREEMENT IN PROPOSAL NO. 3?

A. The Bernstein - Alliance Capital transaction will result in the termination of the existing shareholder servicing and administrative agreement between the Fund and Bernstein and therefore we are requesting that you approve a new shareholder servicing and administrative agreement between the Fund and Alliance Capital. The new shareholder servicing and administrative agreement is substantially similar to the existing shareholder servicing and administrative agreement except for the identity of the service provider.

Q.       WHAT ELSE AM I BEING ASKED TO VOTE ON?

A. You are being asked to vote to elect a Board of Directors. Also, in order to save the expense of a subsequent meeting, you are being asked to vote on a change to two of the Fund's fundamental investment restrictions. Additionally, you are being asked to vote to ratify the Directors' selection of your Fund's independent accountants.

Q.       HOW WILL THE BERNSTEIN - ALLIANCE CAPITAL TRANSACTION AFFECT ME?

A. Each Portfolio of the Fund and its respective investment objective will not change as a result of the Bernstein - Alliance Capital transaction. You will still own the same shares in the same Portfolio as you did prior to the Bernstein - Alliance Capital transaction. Also, the Bernstein - Alliance Capital transaction should have no impact on the operations of the Fund. Bernstein and Alliance Capital have assured the Directors that there will be no reduction in the nature or quality of its services to the Fund as a result of the Bernstein - Alliance Capital transaction, and in fact Bernstein anticipates that its resources may be enhanced.

Q. WHAT ARE THE POTENTIAL BENEFITS OF THE BERNSTEIN - ALLIANCE CAPITAL TRANSACTION?

A. There are several potential positive aspects of the Bernstein - Alliance Capital transaction you may be interested in. Most notably, the combined firm will have one of the premier equity and fixed income investment research capabilities in the world and will combine a recognized leader in the growth style of investing (Alliance Capital) with a recognized leader in the value style of investing (Bernstein). The financial strength of the combined firm coupled with the increased breadth and depth of its resources and capabilities are advantages the transaction brings.

Q.       HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Directors of the Fund, including those Directors who are not affiliated with the Fund, Alliance Capital, Bernstein or Sanford Bernstein, recommend that you vote FOR all of the proposals on the enclosed proxy card(s).

Q.       WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

A. Please call either the Fund's information agent, Shareholder Communications Corporation at [1-800-248-3249] or Bernstein, the Fund's investment manager, at 1-212-756-4097 for additional information. You can vote in one of four ways:

MAIL Use the enclosed proxy card to record your vote, then return the card in the enclosed postage-paid envelope

                                    or

PHONE Call [1-800-248-3249] to provide your vote to the Fund's information agent

                                    or

TOUCH-TONE                 Call [1-800-690-6903] and enter information on your
                           touch-tone phone as prompted

                                    or

INTERNET Log on to [www.proxyvote.com] and follow the instructions to record your vote on the Internet.

            YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE ADDITIONAL
                        EXPENSE OF ANOTHER SOLICITATION.
                   THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

                                PRELIMINARY COPY

                         Sanford C. Bernstein Fund, Inc.
                                767 Fifth Avenue
                             New York, NY 10153-0185

                                 PROXY STATEMENT

                         Special Meeting of Shareholders

                         September 25, 2000, 10:00 a.m.

         Sanford C. Bernstein Fund, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and consists of 12 separate investment portfolios:
Bernstein Government Short Duration Portfolio, Bernstein Short Duration Plus Portfolio, Bernstein Intermediate Duration Portfolio, Bernstein Short Duration New York Municipal Portfolio, Bernstein Short Duration California Municipal Portfolio, Bernstein Short Duration Diversified Municipal Portfolio, Bernstein New York Municipal Portfolio, Bernstein California Municipal Portfolio, Bernstein Diversified Municipal Portfolio, Bernstein Tax-Managed International Value Portfolio, Bernstein International Value Portfolio II and Bernstein Emerging Markets Value Portfolio (each, a "Portfolio," and collectively, the "Portfolios").

         Sanford C. Bernstein & Co., Inc. ("Bernstein" or the "Current Manager"), serves as investment manager, principal underwriter, shareholder servicing agent and administrator for each Portfolio.

         A list of the proposals described in this Proxy Statement and the Portfolios to which each applies is set forth below.

                                                  Portfolio(s) to which
        Summary of Proposal                          Proposal Applies
        -------------------                          ----------------

1. To elect a slate of nine members      Each Portfolio voting together as a
to the Board of Directors to hold         single class
office until their successors are
duly elected and qualified.

2. To approve or disapprove a new         Each Portfolio voting separately
investment management agreement
between the Fund, on behalf of each
Portfolio, and Alliance Capital
Management L.P. ("Alliance Capital").

                                                  Portfolio(s) to which
        Summary of Proposal                          Proposal Applies
        -------------------                          ----------------

3. To approve or disapprove a new         Each Portfolio voting separately
shareholder servicing and
administrative agreement between the
Fund, on behalf of each Portfolio,
and Alliance Capital.

4. To approve or disapprove               o   Bernstein Government Short
eliminating the fundamental investment        Duration Portfolio
restriction relating to investment in     o   Bernstein Short Duration Plus
illiquid securities and replacing it          Portfolio
with a non-fundamental restriction.       o   Bernstein Intermediate Duration
                                              Portfolio
                                          o   Bernstein New York Municipal
                                              Portfolio
                                          o   Bernstein Diversified Municipal
                                              Portfolio
                                          o   Bernstein California Municipal
                                              Portfolio
                                          (Each such Portfolio voting
                                          separately)

5. To approve or disapprove               o   Bernstein Government Short
eliminating the fundamental investment        Duration Portfolio
restriction relating to investment in     o   Bernstein Short Duration Plus
securities of unseasoned issuers.             Portfolio
                                          o   Bernstein Intermediate Duration
                                              Portfolio
                                          o   Bernstein New York Municipal
                                              Portfolio
                                          o   Bernstein Diversified Municipal
                                              Portfolio
                                          o   Bernstein California Municipal
                                              Portfolio
                                          (Each such Portfolio voting
                                          separately)

6. To ratify the selection of             Each Portfolio voting separately
independent accountants for the
current fiscal year.

7. To transact such other business as     Each Portfolio, as applicable
may properly come before the Meeting
or any adjournments thereof.

         In accordance with applicable law, this Proxy Statement is being mailed, on or about August __, 2000 on behalf of the Board of Directors (the "Directors" or the "Board") of the Fund, to the shareholders of the Fund in connection with a solicitation of proxies to be used at a special meeting (the "Meeting") of shareholders of the Fund scheduled to be held at the offices of Bernstein, 767 Fifth Avenue, 20th floor, New York, NY 10153, on September 25, 2000, at 10:00 a.m., Eastern time. The Directors have fixed the close of business on July 31, 2000 as the record date (the "Record Date") for determining the number of shares outstanding and the shareholders entitled to be present at the Meeting and vote their shares as of the Record Date.

         The Fund expects that the solicitation of proxies from shareholders will be made by mail, and solicitation also may be made by telephone communications from officers or employees of Bernstein or its affiliates, who will not receive any compensation therefor from the Fund. In addition,

Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm has been engaged to assist in the solicitation of proxies. Bernstein will pay the fees and expenses of such solicitation.

         Shareholders may also provide their proxy through telephone touch-tone voting or Internet voting. These options require a shareholder to input a twelve digit control number which is located on each proxy card. Subsequent to inputting this number, shareholders will be prompted to enter their vote on each proposal. Shareholders will have an opportunity to review their vote and make any necessary changes before submitting their vote and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their vote prior to submission, will also receive an e-mail confirming their vote.

         As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. The cost of this assistance is expected to be approximately $[_________] and, as stated above, will not be borne by the Fund.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or taxpayer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The SCC representative will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm his or her vote and ask the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

         If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy by any of the methods outlined above, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. If shareholders require additional information regarding the Proxy Statement or replacement voting proxy cards, they may contact SCC toll-free at [1-800-248-3249]. Proxies executed by shareholders may be revoked by (i) a written instrument received by the Secretary of the Fund at any time before it is exercised; (ii) delivery of a later-dated proxy; or (iii) attendance at the Meeting and voting in person.

         The following tables set forth the share ownership of the Portfolios and the Fund as a whole as of the Record Date:

---------------------------------------------------------------------------------------------
                 Portfolio                              Total Number of Shares Outstanding
---------------------------------------------------------------------------------------------
Bernstein Government Short Duration Portfolio           [TO BE ADDED AT RECORD DATE]
---------------------------------------------------------------------------------------------
Bernstein Short Duration Plus Portfolio
---------------------------------------------------------------------------------------------
Bernstein Intermediate Duration Portfolio
---------------------------------------------------------------------------------------------
Bernstein Short Duration New York Municipal
Portfolio
---------------------------------------------------------------------------------------------
Bernstein Short Duration California Municipal
Portfolio
---------------------------------------------------------------------------------------------
Bernstein Short Duration Diversified Municipal
Portfolio
---------------------------------------------------------------------------------------------
Bernstein New York Municipal Portfolio
---------------------------------------------------------------------------------------------
Bernstein California Municipal Portfolio
---------------------------------------------------------------------------------------------
Bernstein Diversified Municipal Portfolio
---------------------------------------------------------------------------------------------
Bernstein Tax-Managed International Value
Portfolio
---------------------------------------------------------------------------------------------
Bernstein International Value Portfolio II
---------------------------------------------------------------------------------------------
Bernstein Emerging Markets Value Portfolio
Total Fund
---------------------------------------------------------------------------------------------

         As of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of a Portfolio:

                          [TO BE ADDED AT RECORD DATE]

         A quorum for the transaction of business at the Meeting is constituted with respect to the Fund by the presence in person or by proxy of holders of one-third of the shares of the Fund entitled to vote at the Meeting and with respect to each Portfolio by the presence in person or by proxy of holders of one-third of the shares of such Portfolio entitled to vote at the Meeting. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for determining the existence of a quorum for the transaction of business with respect to the Fund.

         Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not have an effect on the vote of Proposal Nos. 1 and 6 but will have the effect of a negative vote on Proposal Nos. 2, 3, 4 and 5. Unmarked voting instructions from shareholders will be voted in favor of the proposals. The Fund may adjourn the Meeting to the extent permitted by law, if necessary to obtain additional proxies from shareholders. The Fund may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders of the Fund or one or more Portfolios which has not received sufficient votes in favor of the Proposals. The persons named as proxies will vote in favor of adjournment if they determine that such adjournment and additional solicitation are reasonable and in the best interests of the Fund or Portfolio. Bernstein will bear the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment.

         For Proposal No. 1, a plurality of all the votes cast at the Meeting at which a quorum is present is sufficient to elect a nominee. Shareholders of all Portfolios of the Fund vote together as a single class with respect to Proposal No. 1.

         Approval of Proposal Nos. 2, 3, 4 and 5, with respect to each applicable Portfolio, requires the affirmative vote of a majority of the outstanding voting securities of that Portfolio. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio represented at the Meeting if more than 50% of such shares are represented. Each such proposal must be approved by shareholders of the respective Portfolio voting separately. Approval of a Proposal with respect to one Portfolio is not conditioned on approval by shareholders of any other Portfolio.

         Approval of Proposal No. 6, with respect to each Portfolio, requires a majority of all the votes cast in respect of that Portfolio at the Meeting at which a quorum is present. Shareholders of each Portfolio vote separately with respect to Proposal No. 6.

         All information in the Proxy Statement about Bernstein has been provided by Bernstein. All information in the Proxy Statement about Alliance Capital has been provided by Alliance Capital.

         The Directors do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the proxies named by the shareholders will vote on such matters in their discretion.

                  --------------------------------------------

                              ELECTION OF DIRECTORS

                                 PROPOSAL No. 1

Introduction

         On June 20, 2000, Sanford C. Bernstein Inc. ("Sanford Bernstein"), Alliance Capital and certain of their respective affiliates entered into an Acquisition Agreement (the "Agreement"), pursuant to which it is contemplated that all of the assets and liabilities of the operating subsidiaries of Sanford Bernstein will be acquired by Alliance Capital (the "Acquisition"). Sanford Bernstein is the parent company of Bernstein, the Fund's investment manager, shareholder servicing agent, administrator and principal underwriter. Upon the consummation of the Acquisition (the "Closing"), the investment management business formerly conducted by Bernstein will be conducted through a division of Alliance Capital. The brokerage and other business formerly conducted through Bernstein will be conducted by Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a newly-formed, indirect wholly-owned subsidiary of Alliance Capital, as the successor to Bernstein. Alliance Capital will pay an aggregate current value of approximately $3.5 billion, consisting of $1.4754 billion in cash and 40.8 million newly issued limited partnership units of Alliance Capital, to Sanford Bernstein.

         As described in Proposals Nos. 2 and 3 below, it is proposed that Alliance Capital become the investment manager and shareholder servicing agent and administrator of the Fund upon the Closing, subject to receipt of approval from Fund shareholders. It is also proposed that Bernstein LLC become the Fund's principal underwriter upon the Closing. The appointment of Bernstein LLC as principal underwriter does not require shareholder approval. Bernstein and Alliance Capital anticipate that the same key individuals and investment policy groups who currently manage the Fund will remain in like positions with Alliance Capital.

         The Acquisition is subject to certain regulatory approvals and other customary conditions as well as to the approval of the Acquisition by the unitholders of Alliance Capital Management Holding L.P. ("Alliance Holding") and the shareholders of Sanford Bernstein. Alliance Holding has entered into voting agreements with Sanford Bernstein shareholders representing more than 80% of the outstanding common shares of Sanford Bernstein. Shareholders of the Fund are not being asked to vote on the Acquisition.

         Sanford Bernstein and Alliance Capital expect that the Closing will take place during the third or fourth quarter of 2000.

Section 15(f) of the 1940 Act

         Section 15(f) of the 1940 Act provides that an investment adviser (such as Bernstein) to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

         Consistent with the first condition of Section 15(f), Sanford Bernstein and Alliance Capital have agreed in the Agreement that, for a period of three years after the Closing, they will neither take nor recommend any action that would cause more than 25% of the Directors of the Fund to be interested persons of the entity acting as the Fund's investment adviser.

         With respect to the second condition of Section 15(f), an "unfair burden" on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

         In the Agreement, Sanford Bernstein and Alliance Capital have agreed neither to take nor recommend any action that would constitute an unfair burden on the Fund or a Portfolio within the meaning of Section 15(f).

Information Regarding Nominees

         At a meeting held on July 20, 2000, the Directors, including all of those Directors who are not interested persons of Sanford Bernstein or Alliance Capital (the "Disinterested Directors"), unanimously nominated the 9 persons described below for election as Directors, to take office effective as of the date of the Meeting. The Board of the Fund currently consists of six members all of whom are nominees. Prior to being apprised of the Acquisition, the Board had at earlier meetings discussed the benefits of expanding the number of Directors to include additional, qualified individuals and had determined to do so, subject to identification of the appropriate individual or individuals. Thus, the proposed expansion of the Board to ensure compliance with Section 15(f) of the 1940 Act, which requires that at least 75% of the Board consist of Directors who are not interested persons of Sanford Bernstein or Alliance Capital, is consistent with the previously expressed intentions of the Board. If elected, each Director will serve from the date of the Meeting until his successor is duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the election of each of the nominees named below, each of whom has consented to be a nominee.

         If any of the nominees become unavailable for election as a Director before the Meeting, proxies will be voted for the other persons that the Directors recommend.

Principal Occupation and Other Information

         Biographical and other information concerning all nominees is listed below.

         The nominees designated by an asterisk (*), Roger Hertog and Andrew S. Adelson, are "interested persons" of the Fund, as that term is defined in the 1940 Act. Unless otherwise noted, the address of each individual listed below is 767 Fifth Avenue, New York, NY 10153-0185.


                                    Shares of Portfolio(s) Beneficially               Principal Occupation(s)
       Name, Age, and                              Owned                             During Past Five Years and
           Address                             as of 6/30/00                           Public Directorships
           -------                             -------------                           --------------------

Roger Hertog,* 58             3,200.088 (Bernstein Short Duration Plus        President, Chief Operating Officer
Director of the Fund          Portfolio)                                      and Director-Bernstein; President
since 1988                    153,943.973 (Bernstein Short Duration           and Treasurer of Fund.
                              New York Municipal Portfolio)
                              144,063.841 (Bernstein Tax-Managed
                              International Value Portfolio)
                              52,215.263 (Bernstein Emerging Markets
                              Value Portfolio)

Andrew S. Adelson,* 45        114,497.188 (Bernstein Diversified              Senior Vice President, Chief
Director of the Fund          Municipal Portfolio)                            Investment Officer-International
since 1997                    49,747.701 (Bernstein Tax-Managed               Equities and Director-Bernstein;
                              International Value Portfolio)                  Senior Vice President of Fund.
                              2,502.357 (Bernstein Emerging Markets
                              Value Portfolio)

Arthur Aeder, 75              None                                            1987 - present: Consultant; Formerly
516 Fifth Avenue                                                              Senior Partner of Oppenheim,
New York, NY 10036                                                            Appel, Dixon & Co. (subsequently
Director of the Fund                                                          Spicer & Oppenheim) Certified
since 1988                                                                    Public Accountants, and Chairman
                                                                              of Spicer & Oppenheim
                                                                              International.

Peter L. Bernstein, ** 81     36,519.194 (Bernstein Intermediate              President and Chief Executive
575 Madison Avenue            Duration Portfolio)                             Officer of Peter L. Bernstein, Inc.,
Suite 1006                    16,184.726 (Bernstein Short Duration New        Economic Consultants.
New York, NY 10022            York Municipal Portfolio)
Director of the Fund          64,213.970 (Bernstein Diversified
since 1988                    Municipal Portfolio)
                              20,499.040 (Bernstein Tax-Managed
                              International Value Portfolio)


Irwin Engleman, 66            34,308.633 (Bernstein Short Duration            1998 - December 1999: Vice Chairman
625 Madison Avenue            New York Municipal Portfolio)                   and Chief Administrative Officer,
4th Floor                     80,457.184 (Bernstein New York                  Revlon, Inc.; 1992-1998:
New York, NY 10022            Municipal Portfolio)                            Executive Vice President and
                              42,060.934 (Bernstein                           Chief Financial Officer, MacAndrews & Forbes
                              International Value Portfolio II)               Holdings, Inc.
                              43,119.614 (Bernstein Tax-Managed
                              International Value Portfolio)
                              18,320.982 (Bernstein Emerging Markets
                              Value Portfolio)

                              Shares of Portfolio(s) Beneficially               Principal Occupation(s)
       Name, Age, and                        Owned                             During Past Five Years and
           Address                       as of 6/30/00                           Public Directorships
           -------                       -------------                           --------------------
Peter W. Huber, 47            None                                            Partner, Kellogg, Huber, Hansen,
1301 K Street, N.W.                                                           Todd & Evans (law firm); Senior
Suite 1000 West                                                               Fellow, Manhattan Institute for
Washington, D.C. 20005                                                        Policy Research; Chairman, Telecom
                                                                              Policy and Analysis: a Kellogg,
                                                                              Huber Consulting Group; Columnist,
                                                                              Forbes Magazine.

William Kristol, 47           None                                            June 1995 - present:  Editor and
1150 17th Street, N.W.                                                        Publisher, The Weekly Standard;
5th Floor                                                                     July 1995 - December 1999: Consultant,
Washington, D.C. 20036                                                        ABC News; November 1993 - May 1995:
Director of the Fund                                                          Chairman, Project for the Republican
since 1994                                                                    Future.

Theodore Levitt, 75           None                                            Professor Emeritus of Business
Harvard Business School                                                       Administration, Harvard University;
Cumnock 300                                                                   Director, Cordiant Communications
Boston, MA 02163                                                              Group Ltd; 1985-1989:  Editor,
Director of the Fund                                                          Harvard Business Review.
since 1988

Rosalie J. Wolf, 59          None                                             Director, Airborne Freight Corp.
115 East 87th Street                                                          and TIAA-CREF; 1994-2000: Treasurer
New York, NY 10128                                                            and Chief Investment Officer, The
                                                                              Rockefeller Foundation


* An "interested person" of the Fund, as defined in the 1940 Act, by virtue of his position with Bernstein and as an officer of the Fund. In addition, Messrs. Hertog and Adelson are shareholders of Sanford Bernstein and will share in the proceeds from the Acquisition in such capacity.

** Not related to any person formerly or currently associated with Bernstein.

         To the knowledge of management, the Directors and the executive officers of the Fund, both individually and as a group, [owned less than 1%] of the outstanding shares of the Fund and each respective Portfolio as of the Record Date [TO BE CONFIRMED AS OF RECORD DATE].

         The Directors of the Fund met four times during the most recent fiscal year and each Director then in office attended at least 75% of the total number of meetings of the Board of the Fund held during such fiscal year and, if a member, 100% of the total number of meetings of the committees held during the period for which he served.

Executive Officers of the Fund

         The following table sets forth certain information furnished by each of the current principal executive officers of the Fund who are not listed above as nominees.

         The address of each individual listed below is 767 Fifth Avenue, New York, NY 10153-0185.

                                                                                                    Principal
                                                                   Shares of Portfolio(s)         Occupation(s)
                                     Position and Year First       Beneficially Owned as        During Past Five
  Name, Address and Age                 Became An Officer               of 6/30/00                    Years
-------------------------         ----------------------------   ------------------------    ------------------------
Francis H. Trainer, Jr., 53       Senior Vice President since    3,011.098 (Bernstein        Senior Vice President,
                                  1988                           Short Duration Plus         Chief Investment
                                                                 Portfolio)                  Officer-Fixed Income
                                                                 67,925.422 (Bernstein       and Director-Bernstein
                                                                 Tax-Managed
                                                                 International Value
                                                                 Portfolio)
                                                                 70,231.730 (Bernstein
                                                                 International Value
                                                                 Portfolio II)
                                                                 64,098.184 (Bernstein
                                                                 Emerging Markets
                                                                 Value Portfolio)

Jean Margo Reid, 54               Secretary since 1993           4,778.443 (Bernstein        1999 - Present: Senior Vice
                                                                 Tax-Managed                 President, General
                                                                 International Value         Counsel and Director-
                                                                 Portfolio)                  Bernstein; 1997-1999:
                                                                                             Vice President and
                                                                                             General Counsel-
                                                                                             Bernstein; Previously:
                                                                                             Vice President and
                                                                                             Associate General
                                                                                             Counsel-Bernstein

         All officers of the Fund are elected annually and serve until their successors are elected and qualified.

Remuneration of Directors and Officers

         Officers of the Fund receive no direct remuneration in such capacity from the Fund or the Portfolios. During the most recent fiscal year, the Fund paid a fee of $35,000 to each Disinterested Director in annual compensation for acting as director to the Fund. Currently, the Fund pays a fee of $40,000 to each Disinterested Director. Each Disinterested Director is also reimbursed for out-of-pocket expenses in connection with attendance at meetings of the Board. In addition, Messrs. Aeder, Hertog and Adelson currently serve on the Audit Committee of the Board; members of the Audit Committee receive no additional compensation from the Fund. Should they be elected, Mr. Huber and Ms. Wolf will be invited to serve on the Audit Committee which would then consist of Messrs. Aeder and Huber and Ms. Wolf.

         The following table sets forth information summarizing the compensation of each of the Disinterested Directors for service as Director for the most recently completed fiscal year. The Directors who are interested persons of the Fund receive no compensation.

                               COMPENSATION TABLE
                               ------------------

                                                                                                            Total
                                                           Pension or                Estimated          Compensation
                                   Aggregate           Retirement Benefits            Annual              from Fund
                                  Compensation         Accrued as Part of          Benefits Upon           Paid to
           Director                from Fund             Fund Expenses*             Retirement           Directors*
---------------------------   -------------------   -------------------------   ------------------   ------------------
Arthur Aeder                        $35,000                    $0                       $0                 $35,000
Peter L. Bernstein                  $35,000                    $0                       $0                 $35,000
William Kristol                     $35,000                    $0                       $0                 $35,000
Theodore Levitt                     $35,000                    $0                       $0                 $35,000

* Information is as of the Fund's most recent fiscal year end, September 30, 1999.

            THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS
     THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1


                  --------------------------------------------

                   APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT
           MANAGEMENT AGREEMENT BETWEEN THE FUND AND ALLIANCE CAPITAL

                                 PROPOSAL No. 2

         The Board of the Fund is submitting for approval by the shareholders of each Portfolio a new investment management agreement (the "New Management Agreement") between the Fund, on behalf of each respective Portfolio and Alliance Capital, the terms of which are substantially similar to the current investment management agreements with respect to each Portfolio (collectively, the "Existing Management Agreement").

         As required by the 1940 Act, the Existing Management Agreement provides for automatic termination upon assignment. The Closing of the Acquisition will result in an assignment, as that term is defined in the 1940 Act, of the Existing Management Agreement, and, consequently, its termination. Accordingly, the New Management Agreement with Alliance Capital to take effect upon the Closing is being proposed for approval by the shareholders of each Portfolio.

Approval of the New Management Agreement

         As described below, the Board is proposing that shareholders of the Fund approve a New Management Agreement with Alliance Capital to become effective as of the Closing. A description of the New Management Agreement and the services to be provided by Alliance Capital is set forth below. This description is qualified in its entirety by reference to the New Management Agreement attached to this Proxy Statement as Exhibit A.

         As more fully described below under "Information About the New Management Agreement," the proposed New Management Agreement is substantially similar to the Existing Management Agreement. That is, the two agreements require identical services on the same terms and conditions for the same or, in the case of two Portfolios, a lower fee rate. The only significant difference is in the identity of Alliance Capital as the investment adviser.

         At a meeting held on July 20, 2000, following presentations by Bernstein and Alliance Capital and consideration of the factors discussed below, the Board of Directors of the Fund, including all of the Disinterested Directors, unanimously approved the New Management Agreement. In connection with this approval, the Directors considered that the terms of the Acquisition do not contemplate any increases in the management fees or any change in a Portfolio's objectives or policies. Moreover, the Directors considered that under the New Management Agreement, with respect to the Bernstein Tax-Managed International Value Portfolio and Bernstein International Value Portfolio II (the "International Value Portfolios"), the management fees would be lower than under the Existing Management Agreement because of the inclusion of two additional breakpoints in the annual fee rates. Among other things, the Directors also considered the assurances of senior officers of Bernstein that there were no anticipated changes in the key individuals and investment policy groups who currently manage the Fund or in the nature or quality of portfolio management services. The Board was informed that certain key investment personnel of Bernstein had entered into employment contracts with Alliance Capital to ensure the continuity of services. Senior officers of Bernstein also informed the Directors that they did not foresee any changes in their day-to-day operations and responsibilities after the Acquisition.

         As part of their deliberations, the Directors took into account, among other factors, the nature and quality of the services provided and the results achieved by Bernstein in the past, the high degree of continuity of services anticipated to be provided by Alliance Capital, and the anticipated organizational capability of Alliance Capital following the Acquisition. In this regard, the Directors took into account the financial strength of Alliance Capital, the management, personnel and operations of Alliance Capital, and the commitment of Alliance Capital to the financial services industry. The Directors also considered the additional resources that were likely to be available to the combined firm following the Acquisition. The Directors based their determinations in part on discussions with representatives of Alliance Capital and Bernstein at the meeting and a review of materials provided by Alliance Capital and Bernstein in connection with the meeting.

Recommendation of the Directors

         Based on the considerations set forth above, the Directors, including all of the Disinterested Directors, unanimously determined that it was necessary and in the best interests of the Fund and its shareholders to enter into the New Management Agreement and to recommend approval of the New Management Agreement by shareholders.

Information About Bernstein and Alliance Capital

         Description of Bernstein. Bernstein is a New York corporation and is wholly owned by Sanford Bernstein, a closely held Delaware holding corporation. Sanford Bernstein is controlled by its Board of Directors which consists of the following individuals: Andrew S. Adelson, Kevin R. Brine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Arthur W. Fried, Michael L. Goldstein, Roger Hertog, Thomas S. Hexner, Gerald M. Lieberman, Marc O. Mayer, Jean Margo Reid, Lewis A. Sanders, and Francis H. Trainer, Jr. The principal business address of Bernstein and Sanford Bernstein is 767 Fifth Avenue, New York, NY 10153-0185. Following the Closing, Bernstein will conduct business as a division of Alliance Capital.

         Executive Officers and Directors of Bernstein. The following chart lists the executive officers and directors of Bernstein and their principal occupations, if different from their position(s) with Bernstein.

                                    Position(s) with Bernstein and Principal
                                          Occupation if Different from
               Name                        Position(s) with Bernstein
----------------------------------  ----------------------------------------
Lewis A. Sanders                    Director; Chairman of the Board, Chief
                                    Executive Officer.

Roger Hertog                        Director; President and Chief Operating
                                    Officer.

Andrew S. Adelson                   Director; Senior Vice President, Chief
                                    Investment Officer - International Equities.

Kevin R. Brine                      Director; Senior Vice President - Global
                                    Asset Management Services.

Charles C. Cahn, Jr.                Director; Senior Vice President, Director of
                                    Global Fixed Income.

Marilyn Goldstein Fedak             Director; Senior Vice President, Chief
                                    Investment Officer - U.S. Equities.

Arthur W. Fried                     Director; Executor, Estate of Zalman C.
                                    Bernstein.

Michael L. Goldstein                Director; Senior Vice President - Chief
                                    Investment Strategist.

Thomas S. Hexner                    Director; Senior Vice President - Private
                                    Client Services.

                                    Position(s) with Bernstein and Principal
                                          Occupation if Different from
               Name                        Position(s) with Bernstein
----------------------------------  ----------------------------------------

Gerald M. Lieberman                 Director; Senior Vice President - Finance
                                    and Administration.

Marc O. Mayer                       Director.  Senior Vice President -
                                    Institutional Services.

Jean Margo Reid                     Director; Senior Vice President, General
                                    Counsel.

Francis H. Trainer, Jr.             Director; Senior Vice President, Chief
                                    Investment Officer - Fixed Income.

         Unless otherwise noted, the business address of each of the above listed persons is 767 Fifth Avenue, New York, NY 10153-0185. In addition, Mr. Hertog serves as President, Treasurer and Director of the Fund; Mr. Adelson serves as Senior Vice President and Director of the Fund; Mr. Trainer serves as Senior Vice President of the Fund; and Ms. Reid serves as Secretary of the Fund.

         Description of Alliance Capital. Alliance Capital Management L.P., is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital Management Corporation is the general partner of Alliance Capital and a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States. Equitable is in turn a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange ("NYSE"). AXA Financial directly and indirectly owns an approximately 62.5% partnership interest in Alliance Capital. Alliance Holding owns an approximately 35.3% partnership interest in Alliance Capital. Equity interests in Alliance Holding are traded on the NYSE in the form of units. Approximately 97.9% of such interests are owned by the public and management or employees of Alliance Capital and approximately 2.1% are owned by ACMC, ACMC, Inc. and ECMC LLC, each of which is a wholly-owned subsidiary of Equitable. AXA Financial serves as the holding company for Alliance Capital, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 2000, AXA, a French insurance holding company, and its subsidiaries owned approximately 60.3% of the issued and outstanding shares of common stock of AXA Financial. Alliance Capital is a leading global investment management firm best known for its growth style of equity investing. Assets under management at March 31, 2000 totaled $394 billion. Alliance Capital manages retirement assets for many of the largest public and private employee benefit plans (including 28 of the U.S. Fortune 100 companies), for public employee retirement funds in 31 out of 50 states, and for foundations, endowments, banks and insurance companies worldwide. Alliance Capital is also one of America's largest mutual fund sponsors, with approximately 5.8 million shareholder accounts and a family of diversified fund portfolios that are distributed globally.

         Executive Officers and Directors of Alliance Capital. The following chart lists the executive officers and directors of Alliance Capital and their principal occupations, if different from their position(s) with Alliance Capital.

                                      Position(s) with Alliance and
                                    Principal Occupation if Different
                                                   from
               Name                     Position(s) with Alliance
----------------------------------  ------------------------------------
Dave H. Williams                    Chairman of the Board.
Bruce W. Calvert                    Vice Chairman and Chief Executive
                                    Officer and Director of ACMC.
John D. Carifa                      President and Chief Operating Officer
                                    and Director of ACMC.
Alfred Harrison                     Vice Chairman and Director of ACMC.
601 Second Avenue South
Suite 5000
Minneapolis, MN 55402

David R. Brewer, Jr.                Senior Vice President and General
                                    Counsel and Secretary of ACMC.
Robert H. Joseph, Jr.               Senior Vice President and Chief
                                    Financial Officer of ACMC.
Luis Javier Bastida                 Director, ACMC; Head of Global Asset
                                    Management and Private Banking and a member
                                    of the Executive Committee of Banco Bilbao
                                    Vizcaya, Argentina S.A.
Donald H. Brydon                    Director, ACMC; Chairman and Chief
                                    Executive Officer of AXA Investment
                                    Managers, S.A.
Henri de Castries                   Director, ACMC; Vice Chairman-AXA
                                    Management Board.
Kevin C. Dolan                      Director, ACMC; Senior Executive
                                    Vice President, for AXA Investment
                                    Managers, S.A. on a global basis.
Denis Duverne                       Director, ACMC; Group Executive
                                    Vice President - Finance, Control and
                                    Strategy of AXA.
Herve Hatt                          Director, ACMC; Senior Vice President -
                                    Asset Management Activities and Group
                                    Strategic Planning of AXA.

                                      Position(s) with Alliance and
                                    Principal Occupation if Different
                                                   from
               Name                     Position(s) with Alliance
----------------------------------  ------------------------------------

Michael Hegarty                     Director, ACMC; Senior Vice
                                    Chairman, Chief Operating Officer and
                                    Director of AXA Financial.
Benjamin D. Holloway                Director, ACMC; Consultant to The
                                    Continental Companies.
W. Edwin Jarmain                    Director, ACMC; President of Jarmain
                                    Group Inc.
Edward D. Miller                    Director, ACMC;  President, Chief
                                    Executive Officer and Director of AXA
                                    Financial.
Peter D. Noris                      Director, ACMC; Executive Vice
                                    President and Chief Investment Officer
                                    of AXA Financial.
Frank Savage                        Director, ACMC; Chairman of Alliance
                                    Capital Management International, a
                                    division of Alliance.
Peter J. Tobin                      Director, ACMC; Dean of the Peter J.
                                    Tobin College of Business
                                    Administration of St. John's University.
Stanley B. Tulin                    Director, ACMC; Vice Chairman and
                                    Chief Financial Officer of AXA
                                    Financial.
Reba W. Williams                    Director, ACMC; Director of Special
                                    Projects of ACMC.
Robert B. Zoellick                  Director, ACMC; Resident Fellow and
                                    Member of the Board of the German
                                    Marshall Fund of the United States;
                                    Research Scholar at the Belfer Center at
                                    Harvard University; Senior International
                                    Advisor at Goldman Sachs & Co.


         Unless otherwise noted, the business address of each of the above listed persons is 1345 Avenue of the Americas, New York, New York 10105.

Information About the Existing Management Agreement

         Pursuant to the Existing Management Agreement, Bernstein acts as investment adviser for each of the Portfolios. Subject to the general oversight of the Directors, and in conformity with the stated policies of each of the Portfolios, Bernstein manages the investment of each Portfolio's assets. Bernstein makes investment decisions for each Portfolio and places purchase and sale orders.

         The following table lists the date the Existing Management Agreement with respect to each Portfolio was last submitted to a shareholder vote. In each case, such submission was for the purpose of obtaining initial shareholder approval of the Existing Management Agreement. The most recent action taken by the Directors with respect to the Existing Management Agreement was the annual consideration of renewal on October 7, 1999.

--------------------------------------------------------------------------------
                                                      Date Existing Management
                                                         Agreement was Last
                                                            Submitted to
                   Portfolio(s)                           Shareholder Vote
--------------------------------------------------------------------------------
o     Bernstein Government Short Duration                 January 22, 1990
o     Bernstein Short Duration Plus
o     Bernstein New York Municipal
o     Bernstein Diversified Municipal
o     Bernstein Intermediate Duration
--------------------------------------------------------------------------------
o     Bernstein California Municipal                        July 30, 1991
--------------------------------------------------------------------------------
o     Tax-Managed International Value                       April 1, 1992
--------------------------------------------------------------------------------
o     Short Duration California Municipal                   May 24, 1994
o     Short Duration Diversified Municipal
o     Short Duration New York Municipal
--------------------------------------------------------------------------------
o     Bernstein Emerging Markets Value                    October 11, 1995
--------------------------------------------------------------------------------
o     Bernstein International Value II                    February 22, 1999
--------------------------------------------------------------------------------

         The annual rate of advisory fees which Bernstein is entitled to receive from the Fund, and which will be payable to Alliance Capital following the Closing provided the New Management Agreement is approved by the shareholders of the Fund, is set forth below in the following section.

Information About the New Management Agreement

         As stated above, the form of New Management Agreement is annexed to this Proxy Statement as Exhibit A.

         The New Management Agreement is substantially similar to the Existing Management Agreements, except as to the identity of Alliance Capital as the investment adviser and the effective date. In addition, the annual fee rate for each of the International Value Portfolios will include two additional breakpoints. Subject to the general oversight of the Directors, and in conformity with the stated policies of each of the Portfolios, Alliance Capital shall manage the investment of each Portfolio's assets, make investment decisions for each Portfolio and place purchase and sale orders. The scope of services to be provided by Alliance Capital under the New Management Agreement is identical to that provided by Bernstein under the Existing Management Agreement. (Bernstein and Alliance Capital are hereinafter sometimes referred to as an "Adviser.")

         Under both the Existing and New Management Agreements (collectively, the "Management Agreements"), each Portfolio of the Fund is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to the Adviser under the Management Agreement and the Shareholder Servicing and Administrative Agreement; (ii) the fees and expenses of Directors who are not affiliated with the Adviser; (iii) the fees and expenses of the custodian and transfer agent, including, but not limited to, fees and expenses relating to fund accounting, pricing of fund shares, and computation of net asset value; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent accountants; (vi) all taxes and corporate fees payable to governmental agencies;
(vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the Securities and Exchange Commission, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including, but not limited to, the cost of a fidelity bond, directors' and officers' insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

         The New Management Agreement provides that as compensation for its services, Alliance Capital will receive from each Portfolio a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. The following table sets forth the rate of the management fee payable by each Portfolio under the New Management Agreement and the total management fees earned by Bernstein from each Portfolio pursuant to the Existing Management Agreement for the most recently completed fiscal year.

         The annual rate of the management fee under the New Management Agreement is the same rate that was in effect under the Existing Management Agreements, except for the International Value Portfolios, the fee rates for which will include two additional breakpoints under the New Management Agreement.

---------------------------------------------------------------------------------------------------------------
                                              Management Fee (as a                  Amount Paid for the
              Portfolio                  percentage of daily net assets)       Year Ended September 30, 1999
---------------------------------------------------------------------------------------------------------------
Bernstein Government Short              0.50% on the first $1 billion and                 $663,855
Duration                                 0.45% on assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Bernstein Short Duration Plus           0.50% on the first $1 billion and                $2,847,005
                                         0.45% on assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Bernstein Intermediate Duration         0.50% on the first $1 billion and               $12,207,162
                                         0.45% on assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Bernstein Short Duration New                   0.50% of net assets                        $459,860
York Municipal
---------------------------------------------------------------------------------------------------------------
Bernstein Short Duration                       0.50% of net assets                        $488,910
California Municipal
---------------------------------------------------------------------------------------------------------------
Bernstein Short Duration                       0.50% of net assets                        $839,410
Diversified Municipal
---------------------------------------------------------------------------------------------------------------
Bernstein New York Municipal            0.50% on the first $1 billion and                $4,218,345
                                         0.45% on assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Bernstein California Municipal          0.50% on the first $1 billion and                $2,931,770
                                         0.45% on assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Bernstein Diversified Municipal         0.50% on the first $1 billion and                $7,059,916
                                         0.45% on assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Bernstein Tax-Managed                     1.00% on the first $1 billion                $43,123,530**
International Value                        .90% on the next $3 billion
                                         .875% on the next $2 billion and
                                        .85% on assets over $6 billion*
---------------------------------------------------------------------------------------------------------------
Bernstein International Value II+         1.00% on the first $1 billion                 $9,459,285**
                                           .90% on the next $3 billion
                                         .875% on the next $2 billion and
                                        .85% on assets over $6 billion*
---------------------------------------------------------------------------------------------------------------
Bernstein Emerging Markets                     1.25% of net assets                       $7,259,085
Value
---------------------------------------------------------------------------------------------------------------
Total                                                                                   $91,558,133
---------------------------------------------------------------------------------------------------------------


+        Commenced operations on April 30, 1999.

* Under the Existing Management Agreement, Bernstein is entitled to a management fee of 1.00% up to but not exceeding $1 billion and 0.90 over $1 billion (as a percentage of daily net assets).

** Had the New Management Agreement been in existence for the fiscal year ended September 30, 1999, the Portfolio would have paid Bernstein the same dollar amount of management fees. This is because the effect of the lower fee rates, as reflected in the New Management Agreement, will be on those assets of each Portfolio that are over $4 billion and the assets of each Portfolio have not yet reached $4 billion.

         Under the terms of both Management Agreements, the Adviser shall not be liable to the Fund or the Portfolios for any error of judgment by the Adviser or for any loss sustained by the Fund or the Portfolios, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the agreement.

         If approved by the shareholders, the New Management Agreement will continue in effect for a period of two years from the Closing, and from year to year thereafter for so long as such renewal is specifically approved at least annually by (i) the vote of a majority of the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Directors who are not parties to the New Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The New Management Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the New Management Agreement. The New Management Agreement also provides for automatic termination upon assignment.

Brokerage Commissions

         The following table sets forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions which were paid to Bernstein as an affiliated broker-dealer of such Portfolios for the most recently completed fiscal year.

----------------------------------------------------------------------------------------
                                                                       Amount Paid to
                                                                         Affiliated
                                                                       Broker-Dealers
                                                                      As a Percentage
                                                                       of Portfolio's
                                     Aggregate      Amount Paid to       Aggregate
                                     Brokerage        Affiliated         Brokerage
             Portfolio              Commissions     Broker-Dealers      Commissions
----------------------------------------------------------------------------------------
Bernstein Government Short               $0                -                 --
Duration
----------------------------------------------------------------------------------------
Bernstein Short Duration Plus            $0                -                 --
----------------------------------------------------------------------------------------
Bernstein Intermediate Duration          $0                -                 --
----------------------------------------------------------------------------------------
Bernstein Short Duration New             $0                -                 --
York Municipal
----------------------------------------------------------------------------------------
Bernstein Short Duration                 $0                -                 --
California Municipal
----------------------------------------------------------------------------------------
Bernstein Short Duration                 $0                -                 --
Diversified Municipal
----------------------------------------------------------------------------------------
Bernstein New York Municipal             $0                -                 --
----------------------------------------------------------------------------------------
Bernstein California Municipal           $0                -                 --
----------------------------------------------------------------------------------------
Bernstein Diversified Municipal          $0                -                 --
----------------------------------------------------------------------------------------
Bernstein Tax-Managed                $7,858,036           $0                 0%
International Value
----------------------------------------------------------------------------------------
Bernstein International Value II     $1,561,250           $0                 0%
----------------------------------------------------------------------------------------
Bernstein Emerging Markets           $1,793,774         $90,581            5.05%
Value
----------------------------------------------------------------------------------------
Total                               $11,213,060         $90,581            0.81%
----------------------------------------------------------------------------------------

            THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2

         If Proposal No. 2 is not approved by the shareholders of any Portfolio and the Closing is effectuated, the Directors will determine the appropriate actions to be taken with respect to such Portfolio's management arrangements at that time.

                          ----------------------------


           APPROVAL OR DISAPPROVAL OF A NEW SHAREHOLDER SERVICING AND
             ADMINISTRATIVE AGREEMENT BETWEEN THE FUND AND ALLIANCE
                                     CAPITAL

                                 PROPOSAL No. 3

         The Board of the Fund is submitting for approval by the shareholders of each Portfolio a new Shareholder Servicing and Administrative Agreement (the "New Administrative Agreement") between the Fund, on behalf of each respective Portfolio, and Alliance Capital, the terms of which are substantially similar to the current Shareholder Servicing and Administrative Agreement with respect to each Portfolio (collectively, the "Existing Administrative Agreement"). There are two principal differences between the Existing and New Shareholder Servicing and Administrative Agreements. The first difference is that the New Administrative Agreement is with Alliance Capital instead of Bernstein. The second difference is that the New Administrative Agreement does not require Alliance Capital to process share purchase and redemption requests. Rather, this function will be provided at no additional cost to the Fund, the Portfolios or shareholders by Bernstein LLC, which will become the Fund's distributor following the closing, pursuant to the terms of a new distribution agreement.

         The Existing Administrative Agreement provides for automatic termination upon assignment. The Closing will result in an assignment, as that term is defined in the 1940 Act, of the Existing Administrative Agreement, and, consequently, its termination. Although shareholder approval of the New Administrative Agreement is not technically required under the 1940 Act, the Directors have proposed that the New Administrative Agreement with Alliance Capital to take effect upon the Closing, be submitted for approval by the shareholders of each Portfolio.

Approval of the New Shareholder Servicing and Administrative Agreement

         At a meeting held on July 20, 2000, the Board of Directors of the Fund, including all of the Disinterested Directors, unanimously approved the New Administrative Agreement. In connection with this approval, the Directors considered that there will be no increase in the rate of fees to be paid under the New Administrative Agreement from those payable under the Existing Administrative Agreement. The Directors considered that the processing of purchase and redemption requests will not be handled under the New Administrative Agreement but rather under a new distribution agreement with Bernstein LLC. The Directors thus determined that the elimination of this service from the New Administrative Agreement would not result in additional cost to the Fund, the

Portfolios or shareholders. The Directors also took into account the factors discussed under "Approval of the New Management Agreement" in Proposal No. 2.

Recommendation of the Directors

         Based on the considerations described above, the Directors, including all of the Disinterested Directors, unanimously determined that it was necessary and in the best interests of the Fund and its shareholders to enter into the New Administrative Agreement and to recommend approval of the New Administrative Agreement by shareholders.

Information About the New Administrative Agreement

         As stated above, the form of New Administrative Agreement is annexed to this Proxy Statement as Exhibit B.

         The New Administrative Agreement is substantially similar to the Existing Administrative Agreement, except as to the identity of the service provider, the effective date and the elimination of one service, which will instead be performed by the Fund's distributor. Subject to the general oversight of the Directors, and in conformity with the stated policies of each of the Portfolios, under both the New and Existing Administrative Agreements, Bernstein or Alliance Capital, as the case may be (the "Administrator") provides shareholder servicing to the Fund, the Portfolio, or its shareholders, including, (i) proxy solicitations and providing information to shareholders concerning their mutual fund investments; and (ii) dealing with shareholder complaints and correspondence. The Administrator may enter into agreements with other organizations whereby some or all of its duties in this regard may be delegated. Under both the New and Existing Administrative Agreements, the Administrator also manages the corporate affairs of each Portfolio, including
(i) providing office facilities, clerical and administrative services which are not provided by State Street Bank and Trust Company, the Fund's Custodian and Transfer Agent; (ii) supervising those responsible for the financial and accounting records required to be maintained by the Fund; and (iii) overseeing the performance of services provided to the Fund by others.

         The New Administrative Agreement provides that as compensation for its services, Alliance Capital will receive from each Portfolio a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. The annual rate of the fee under the New Administrative Agreement is the same rate that was in effect under the Existing Administrative Agreement. The following table sets forth the rate of the fee payable by each Portfolio under the New Administrative Agreement and the total fees incurred by Bernstein from each Portfolio pursuant to the Existing Administrative Agreement for the most recently completed fiscal year.

-----------------------------------------------------------------------
                                                    Amount Paid to
                                                  Bernstein Under the
                                                       Existing
                                                    Administrative
             Portfolio                Fee Rate         Agreement
-----------------------------------------------------------------------
Bernstein Government Short             0.10%            $132,771
Duration
-----------------------------------------------------------------------
Bernstein Short Duration Plus          0.10%            $569,401
-----------------------------------------------------------------------
Bernstein Intermediate Duration        0.10%          $2,601,592
-----------------------------------------------------------------------
Bernstein Short Duration New           0.10%             $91,972
York Municipal
-----------------------------------------------------------------------
Bernstein Short Duration               0.10%             $97,782
California Municipal
-----------------------------------------------------------------------
Bernstein Short Duration               0.10%            $167,882
Diversified Municipal
-----------------------------------------------------------------------
Bernstein New York Municipal           0.10%            $843,669
-----------------------------------------------------------------------
Bernstein California Municipal         0.10%            $586,354
-----------------------------------------------------------------------
Bernstein Diversified Municipal        0.10%          $1,457,759
-----------------------------------------------------------------------
Bernstein Tax-Managed                  0.25%         $11,539,641
International Value
-----------------------------------------------------------------------
Bernstein International Value II+      0.25%          $2,511,141
-----------------------------------------------------------------------
Bernstein Emerging Markets             0.25%          $1,451,817
Value
-----------------------------------------------------------------------
Total                                                $22,051,781
-----------------------------------------------------------------------


         + Commenced operations on April 30, 1999.

         Under the terms of both the New and Existing Administrative Agreements, the Administrator shall not be liable to the Fund or the Portfolios for any error of judgment or mistake of law or for any loss arising out of the performance or non-performance of duties under the applicable agreement, except for willful misfeasance, bad faith or gross negligence in the performance of, or by reason of reckless disregard of, obligations and duties under the agreement.

         If approved by the shareholders, the New Administrative Agreement will continue in effect for a period of two years from the Closing, and from year to year thereafter for so long as such renewal is specifically approved at least annually by (i) the vote of a majority of the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Directors who are not parties to the New Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The New Administrative Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the New Administrative Agreement. The New Administrative Agreement also provides for automatic termination upon assignment.

            THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3

         If Proposal No. 3 is not approved by the shareholders of any Portfolio and the Closing is effectuated, the Directors will determine the appropriate actions to be taken with respect to such Portfolio's shareholder service and administrative arrangements at that time.


                           ---------------------------


              APPROVAL OR DISAPPROVAL OF ELIMINATION OF FUNDAMENTAL
            INVESTMENT RESTRICTION RELATING TO INVESTMENT IN ILLIQUID
         SECURITIES, AND REPLACEMENT WITH A NON-FUNDAMENTAL RESTRICTION

 (Bernstein Government Short Duration, Bernstein Short Duration Plus, Bernstein
   Intermediate Duration, Bernstein New York Municipal, Bernstein Diversified
          Municipal and Bernstein California Municipal Portfolios only)

                                 PROPOSAL No. 4

         Subject to approval by the shareholders at the Meeting, the Board of the Fund at a meeting held on July 20, 2000 approved a proposal, with respect to the Portfolios listed above, to eliminate a fundamental investment restriction concerning investment in illiquid securities, including securities that are not readily marketable and/or securities subject to certain restrictions on disposition ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"). The Directors have also approved a proposal to replace each applicable Portfolio's fundamental investment restriction relating to illiquid securities (assuming elimination of such restriction is approved by the applicable Portfolio's shareholders) with a non-fundamental investment limitation relating to illiquid securities generally, as described below. This will result in all of the Fund's Portfolios being subject to the same policy relating to illiquid securities.

Proposed Change

         Shareholders of each of the named Portfolios are being asked to approve the elimination of the Portfolio's fundamental investment restriction relating to investment in illiquid securities, and the replacement of such fundamental policy with a non-fundamental policy as follows:

          Current Fundamental                         Proposed Non-Fundamental

         Investment Restriction                        Investment Limitation
--------------------------------------------  -------------------------------------------
Each applicable Portfolio may not:            Each applicable Portfolio may not:

Purchase any security if, as a result,        Purchase any security if, as a result, the
the Portfolio would then have more            Portfolio would then have more than
than 10% of its net assets (at current        15% of its net assets (at current value)
value) invested in securities restricted      invested in securities restricted as to
as to disposition under federal               disposition under federal securities
securities laws or otherwise illiquid         laws (excluding restricted securities
or not readily marketable, including          eligible for resale pursuant to Rule
repurchase agreement with maturities          144A under the Securities Act of 1933("144A
of more than 7 days.                          Securities") that have been determined
                                              to be liquid under procedures
                                              adopted by the Board of
                                              Directors based on the trading
                                              market for the security) or
                                              otherwise illiquid or not
                                              readily marketable, including
                                              repurchase agreement with
                                              maturities of more than 7 days.

Discussion

         Approval of this Proposal No. 4 will result in changing each applicable Portfolio's investment restriction relating to illiquid securities from a fundamental restriction, which may be changed only with both board and shareholder approval, to a non-fundamental investment limitation, which may be changed by the Directors without shareholder approval. The Directors believe that this change will benefit the Portfolios by permitting them to respond more quickly (and without the expense of a shareholders' meeting) to future legal, regulatory and market developments regarding illiquid securities.

         The proposed amendment to each applicable Portfolio's investment restriction would also allow the Portfolio to increase the percentage of its assets that currently may be invested in illiquid or restricted securities from 10% to 15%. The proposed amendment would permit a Portfolio more flexibility to make investments. For example, approval of this Proposal No. 4 will permit each Portfolio to take greater advantage of Rule 144A under the Securities Act ("Rule 144A"). Restricted securities traded under Rule 144A may be treated as liquid for purpose of a Portfolio's investment limitations if the Board of Directors determines that the securities are, in fact, liquid. Rule 144A was adopted to facilitate efficient trading among institutional investors and allows for a broader institutional trading market for certain restricted securities.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT
     SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 4

         Disapproval of Proposal No. 4 by shareholders of one Portfolio will not affect the approval of Proposal No. 4 by any other Portfolio.

                           ---------------------------


              APPROVAL OR DISAPPROVAL OF ELIMINATION OF FUNDAMENTAL
         INVESTMENT RESTRICTION RELATING TO INVESTMENT IN SECURITIES OF
                               UNSEASONED ISSUERS

 (Bernstein Government Short Duration, Bernstein Short Duration Plus, Bernstein
   Intermediate Duration, Bernstein New York Municipal, Bernstein Diversified
          Municipal and Bernstein California Municipal Portfolios only)

                                 PROPOSAL No. 5

         Subject to approval by the shareholders at the Meeting, the Board of the Fund at a meeting held on July 20, 2000 approved a proposal, with respect to the Portfolios listed above, to eliminate a fundamental investment restriction concerning investment in securities of companies less than three years old ("unseasoned issuers"). This will allow all of the Fund's Portfolios to have a consistent policy on unseasoned issuers and eliminate a fundamental investment restriction with no demonstrable investor protection purpose in the context of the named Portfolios.

Proposed Change

         Shareholders of each of the named Portfolios are being asked to approve the elimination of the Portfolio's fundamental investment restriction relating to investment in unseasoned issuers. Currently, such fundamental investment restriction states that the applicable Portfolios may not:

         Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

Discussion

         Approval of this Proposal No. 5 will result in eliminating each applicable Portfolio's investment restriction relating to investment in unseasoned issuers. In the past, the securities laws of some states imposed limitations on a fund's ability to invest in companies which had been in business for less than three years. However, these laws are no longer in effect. The Portfolios of the Fund which commenced operations after the elimination of these laws do not impose any fundamental restriction on investment in unseasoned issuers. The concept of "unseasoned issuer" is not generally applicable to the kinds of fixed-income securities in which each named Portfolio primarily invests, particularly given the credit analysis that is performed in connection with all securities purchased for the Portfolios. Rather, management believes that the purpose of the fundamental restriction limiting investment in unseasoned issuers was to minimize the risks of investing in equity securities of small companies with developing products or inexperienced management. The elimination of this restriction with respect to the Portfolios listed above will thus result in a consistent policy for all of the Fund's Portfolios, without sacrificing any investment protection for shareholders of the named Portfolios. Therefore, the Board has recommended eliminating this fundamental restriction relating to unseasoned issuers.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT
      SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 5

         Disapproval of Proposal No. 5 by shareholders of one Portfolio will not affect the approval of Proposal No. 5 by any other Portfolio.

                          ----------------------------


                          RATIFICATION OF SELECTION OF
                             INDEPENDENT ACCOUNTANTS

                                 PROPOSAL No. 6

         Subject to ratification by the shareholders at the Meeting, the Board of the Fund (including all the Disinterested Directors) at a meeting held on October 7, 1999 approved the selection of PricewaterhouseCoopers LLP as the independent accountants for the fiscal year ending September 30, 2000.

         The firm of PricewaterhouseCoopers LLP has extensive experience in investment company accounting and auditing and has served as independent accountants to the Fund since its inception. The financial statements included in the Fund's Annual Report have been examined by PricewaterhouseCoopers LLP. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the Meeting.

         PricewaterhouseCoopers LLP and its members do not have any direct or indirect material financial interest in or connection with a Fund in any capacity other than as independent accountants.

               THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT
                     SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 6

                         -------------------------------

                               GENERAL INFORMATION

OTHER MATTERS

         The Directors know of no matters to be presented at the Meeting other than those specified in the attached Notice of Meeting. However, if any other matters come before the Meeting, it is intended that the proxies will vote thereon in their discretion.

SHAREHOLDER PROPOSALS AND SHAREHOLDER MEETINGS

         Notwithstanding the approval or disapproval of the proposals described above, as in the past, the Board does not intend to hold annual meetings of shareholders of the Fund. The Board will call a meeting of shareholders as may be required under the 1940 Act (such as to approve a new management agreement for the Fund) or as they may determine in their discretion. The Board will call a meeting of shareholders to elect additional Directors if more than 50% of the Directors were not elected by shareholders. The By-laws of the Fund require the Board to call a meeting of shareholders when requested in writing to do so by shareholders entitled to vote not less than 25% of all the votes entitled to be cast at meeting. In addition, pursuant to Section 16(c) of the 1940 Act, a meeting requested exclusively for the stated purpose of removing a Director shall be called when requested in writing to do so by the record holders of not less than 10% of the outstanding shares. However, no meeting need be called upon the request of the holders of shares entitled to cast less than a majority of all votes entitled to be cast at such meeting, to consider any matter which is substantially the same as a matter voted upon at any meeting of the same shareholders held during the preceding twelve months. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of the Fund, such proposal must be received by the Fund a reasonable time before the solicitation is to be made.

Reports to Shareholders and Financial Statements

         The Fund will furnish, without charge, a copy of the most recent Annual and Semi-Annual Report to Shareholders of the Fund. Copies of such reports may be obtained by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling (212) 756-4097 collect.

         SHAREHOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY CARD(S) AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE. SHAREHOLDERS ALSO HAVE THE OPTION TO PROVIDE THEIR VOTE BY CALLING AN AGENT OF THE FUND OR SHAREHOLDERS MAY VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE PROXY CARD(S).

                                            Board of Directors,
                                            Sanford C. Bernstein Fund, Inc.


August __, 2000

                                  EXHIBIT LIST

Exhibit A         Form of New Management Agreement Between the Fund and Alliance
                  Capital

Exhibit B         Form of New Administrative Agreement Between the Fund and
                  Alliance Capital

                                   EXHIBIT A
                                   ---------

                         SANFORD C. BERNSTEIN FUND, INC.
                         INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT, dated as of [        ]  between   SANFORD  C.
BERNSTEIN FUND, INC., a Maryland Corporation, (the "Fund"), on behalf of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein Intermediate Duration Portfolio, the Bernstein Diversified Municipal Portfolio, the Bernstein California Municipal Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Short Duration Diversified Municipal Portfolio, the Bernstein Short Duration
California Municipal Portfolio, the Bernstein Short Duration New York Municipal Portfolio, the Bernstein Tax-Managed International Value Portfolio, the Bernstein International Value Portfolio II, and the Bernstein Emerging Markets Value Portfolio (the "Portfolios") and ALLIANCE CAPITAL MANAGEMENT L.P., a Delaware Limited Partnership (the "Adviser" or "Alliance").

      In consideration of the mutual agreements herein made, the parties hereto agree as follows:

      1. Duties of the Adviser. The Adviser shall manage the investment operations of the Portfolios and the Fund including, but not limited to, continuously providing the Portfolios with investment management, including investment research, advice and supervision, determining which securities or other investments including, but not limited to, debt and equity securities, options, and futures and options on futures, shall be purchased or sold by the Portfolios, making purchases and sales of securities and such other investments on behalf of the Portfolios and determining how voting and other rights with respect to securities and other investments owned by the Fund on behalf of the Portfolios shall be exercised, subject in each case to oversight by the Board of Directors of the Fund (the "Directors" or the "Board") and in accordance with the investment objectives and policies of the Fund and of the Portfolios set forth in the Registration Statement and the current Prospectus and Statement of Additional Information relating to the Fund or the Portfolio, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law. The Fund understands that the Adviser may also act as the investment manager to other persons or entities, including other investment companies.

      2. Limitation of Liability. Subject to Section 36 of the Act, the Adviser and the directors, officers and employees of the Adviser, shall not be liable to the Fund or the Portfolios for any error of judgment or mistake of law or for any loss arising out of any investment or the performance or non-performance of duties under this Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of, or by reason of reckless disregard of, obligations and duties under this Agreement.

      3. Indemnification. The Fund, on behalf of the Portfolio, shall indemnify and hold harmless the Adviser and the directors, officers, and employees of the Adviser, against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the performance or non-performance of any duties under this

Agreement, provided, however, that nothing herein shall be deemed to protect the Adviser or any director, officer or employee thereof against any liability to the Fund or its stockholders, to which the Adviser or any director, officer or employee thereof would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement.

      4. Expenses. The Adviser shall pay all of its expenses arising from the performance of its obligations under Section 1 of this Agreement and shall pay any salaries, fees and expenses of the Directors who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Fund or a Portfolio, including (a) the fees payable to Alliance under this Agreement and the Shareholder Servicing and Administrative Agreement; (b) the fees and expenses of Directors who are not affiliated with Alliance; (c) the fees and expenses of the Custodian and Transfer Agent including but not limited to fees and expenses relating to Fund accounting, pricing of the Portfolios' shares, and computation of net asset value; (d) the fees and expenses of calculating yield and/or performance of the Portfolios; (e) the charges and expenses of legal counsel and independent accountants; (f) all taxes and corporate fees payable to governmental agencies; (g) the fees of any trade association of which the Fund is a member; (h) reimbursement of the Portfolios' share of the organization expenses of the Portfolios or the Fund; (i) the fees and expenses involved in registering and maintaining registration of the Fund and the shares of the Portfolios with the Securities and Exchange Commission, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (j) brokers' commissions, dealers' mark-ups and any issue or transfer taxes chargeable in connection with the Portfolios' transactions; (k) the cost of stock certificates representing shares of the Portfolios; (l) insurance expenses, including, but not limited to, the cost of a fidelity bond, directors and officers insurance and errors and omissions insurance; and (m) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

      5.  Compensation.

      (a) As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to Section 1 of this Agreement, the Fund, on behalf of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein Intermediate Duration Portfolio, the Bernstein Diversified Municipal Portfolio, the Bernstein California Municipal Portfolio, and the Bernstein New York Municipal Portfolio, will pay the Adviser, promptly after the end of each month:

      1. A fee assessed at an annual rate of .50 of 1% of the amount of each Portfolio's average daily net assets that is up to, but not exceeding, $1,000,000,000; and

      2. A fee assessed at an annual rate of .45 of 1% of the amount of each Portfolio's average daily net assets that exceeds $1,000,000,000.

      If the Adviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

      (b) As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to Section 1 of this Agreement, the Fund, on behalf of the Bernstein Short Duration Diversified Municipal Portfolio, the Bernstein Short Duration California Municipal Portfolio, and the Bernstein Short Duration New York Municipal Portfolio, will pay the Adviser, promptly after the end of each month a fee assessed at an annual rate of .50 of 1% of the average daily net assets of each Portfolio during the month. If the Adviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

      (c) As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to Section 1 of this Agreement, the Fund, on behalf of the Bernstein Tax-Managed International Value Portfolio, and the Bernstein International Value Portfolio II, will pay the Adviser, promptly after the end of each month:

      1. A fee assessed at an annual rate of 1% of the Portfolio's average daily net assets that is up to, but not exceeding, $1,000,000,000;


      2. A fee assessed at an annual rate of .90 of 1% of the amount of the Portfolio's average daily net assets that is up to, but not exceeding $4,000,000,000;

      3. A fee assessed at an annual rate of .875 of 1% of the Portfolio's average daily net assets that is up to, but not exceeding $6,000,000,000; and

      4. A fee assessed at an annual rate of .85 of 1% of the Portfolio's average daily net assets that exceeds $6,000,000,000.

      If the Adviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

      (d) As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to Section 1 of this Agreement, the Fund, on behalf of the Bernstein Emerging Markets Value Portfolio, will pay to the Adviser, promptly after the end of each month, a fee assessed at an annual rate of 1.25% of the average daily net assets of the Portfolio during the month. If the Adviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

      6. Purchase and Sale of Securities. The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers, or dealers as the Adviser shall deem appropriate in order to carry out the policy with respect to portfolio transactions as set forth in the Registration Statement and the current Prospectus or Statement of Additional Information covering the respective Portfolios, as amended from time to time, or as the Directors may direct from time to time. Nothing herein shall prohibit the Directors from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security and economic analysis.

      7. Term of Agreement. This Agreement shall continue in effect with respect to any Portfolio for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Act with regard to investment advisory contracts; provided, however, that this Agreement may be terminated at any time without the payment of any penalty, on behalf of any or all of the Portfolios, by the Fund, by the Board or, with respect to any Portfolio, by vote of a majority of the outstanding voting securities (as defined in the Act) of any Portfolio, or by the Adviser on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act).

      8. Miscellaneous. The Fund hereby agrees that if at any time the Adviser shall cease to act as investment adviser to any Portfolio or to the Fund, at the request of the Adviser (or its successor) the Fund shall take all steps necessary under law to change its corporate name to delete the reference to Sanford C. Bernstein or to delete the reference to Bernstein from the name of the Portfolio, and shall thereafter refrain from using such name with reference to any such Portfolio and, if applicable, the Fund.

      This Agreement contains the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

      IN WITNESS WHEREOF, the Fund, on behalf of the Portfolios, and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                  SANFORD C. BERNSTEIN FUND, INC.


                  By:
                      --------------------------------


                  ALLIANCE CAPITAL MANAGEMENT L.P.
                  By: Alliance Capital Management Corporation, General Partner

                  By:
                      --------------------------------

                                   EXHIBIT B
                                   ---------

                         SANFORD C. BERNSTEIN FUND, INC.
               SHAREHOLDER SERVICING AND ADMINISTRATIVE AGREEMENT

SHAREHOLDER SERVICING AND ADMINISTRATIVE AGREEMENT, dated as of (        ),
between SANFORD C. BERNSTEIN FUND, INC., a Maryland Corporation (the "Fund"), on behalf of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein Intermediate Duration Portfolio, the Bernstein Diversified Municipal Portfolio, the Bernstein California Municipal Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Short Duration Diversified Municipal Portfolio, the Bernstein Short Duration California Municipal Portfolio, the Bernstein Short Duration New York Municipal Portfolio, the Bernstein Tax-Managed International Value Portfolio, the Bernstein International Value Portfolio II, and the Bernstein Emerging Markets Value Portfolio (the "Portfolios"), and ALLIANCE CAPITAL MANAGEMENT L.P., a Delaware limited partnership ("Alliance").

In consideration of the mutual agreements herein made, the parties hereto agree as follows:

1.       Duties of Alliance.

a.       Shareholder Servicing.

Alliance shall provide shareholder servicing to the Fund, the Portfolios, or their shareholders, including, but not limited to: (i) proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments and reinvestments, shareholder account or transaction status, net asset value of shares, Portfolio performance, Fund services, plans and options, investment policies, Portfolio holdings and distributions and the taxation thereof; and (ii) dealing with shareholder complaints and correspondence directed to or brought to the attention of Alliance. Alliance may enter into agreements with other organizations whereby some or all of Alliance's duties in this regard may be delegated, and such organizations will be compensated therefor by Alliance.

b.       Administration.

Alliance shall also manage the corporate affairs of the Fund and the Portfolios including, but not limited to (i) providing office space, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Fund on behalf of the Portfolios) and executive and other personnel necessary for the operations of the Fund and of the Portfolios, (ii) supervising those responsible for the financial and accounting records required to be maintained by the Fund and (iii) overseeing the performance of services provided to the Fund on behalf of the Portfolios by others, including the Custodian and Transfer Agent. Alliance's performance of its duties under this Agreement shall be subject in each case to oversight by the Board of Directors of the Fund (the "Board") and in accordance with the objectives and policies set forth in the Registration Statement and the current Prospectus and Statement of Additional Information relating to the Fund or the Portfolios, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law.

2. Limitation of Liability. Subject to Section 36 of the Act, Alliance, and the directors, officers and employees of Alliance, shall not be liable to the Fund or the Portfolios for any error of judgment or mistake of law or for any loss arising out of the performance or non-performance of duties under this Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of, or by reason of reckless disregard of, obligations and duties under this Agreement.

3. Indemnification. The Fund, on behalf of the Portfolios, shall indemnify and hold harmless Alliance, and the directors, officers, and employees of Alliance, against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the performance or non-performance of any duties under this Agreement, provided, however, that nothing herein shall be deemed to protect Alliance or any director, officer or employee thereof against any liability to the Fund or its stockholders, to which Alliance or any director, officer or employee thereof would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement.

4. Expenses. Alliance shall pay all of its expenses arising from the performance of its obligations under Section 1 of this Agreement and shall pay any salaries, fees and expenses of the Directors who are employees of Alliance. Alliance shall not be required to pay any other expenses of the Fund or the Portfolios, including (a) the fees payable to Alliance under this Agreement and the Investment Management Agreement; (b) the fees and expenses of Directors who are not affiliated with Alliance; (c) the fees and expenses of the Custodian and Transfer Agent, including but not limited to fees and expenses relating to Fund accounting, pricing of the shares of the Portfolios and computation of net asset value; (d) the fees and expenses of calculating yield and/or performance of the Portfolios; (e) the charges and expenses of legal counsel and independent accountants; (f) all taxes and corporate fees payable to governmental agencies;
(g) the fees of any trade association of which the Fund is a member; (h) reimbursement of the Portfolios' share of the organization expenses of the Portfolios or the Fund; (i) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the Securities and Exchange Commission, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (j) brokers' commissions, dealers' mark-ups and any issue or transfer taxes chargeable in connection with the Portfolios' transactions; (k) the cost of stock certificates representing shares of the Portfolios; (l) insurance expenses, including, but not limited to, the cost of a fidelity bond, directors and officers insurance and errors and omissions insurance; and

(m) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

5.       Compensation.

         (a) As compensation for the services performed and the facilities and personnel provided by Alliance pursuant to Section 1 of this Agreement, the Fund, on behalf of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein Intermediate Duration Portfolio, the Bernstein Diversified Municipal Portfolio, the Bernstein California Municipal Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Short Duration Diversified Municipal Portfolio, the Bernstein Short Duration California Municipal Portfolio, and the Bernstein Short Duration New York Municipal Portfolio, will pay to Alliance, promptly after the end of each month, a fee assessed at an annual rate of 0.10 of 1% of the average daily net assets of each Portfolio during the month. If Alliance shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated. Nothing herein shall prohibit the Directors from approving the payment by the Fund, or any of the Portfolios, of additional compensation to others for consulting services, supplemental research and security and economic analysis.

         (b) As compensation for the services performed and the facilities and personnel provided by Alliance pursuant to Section 1 of this Agreement, the Fund, on behalf of The Bernstein Emerging Markets Value Portfolio, the Bernstein International Value Portfolio II, and the Bernstein Tax-Managed International Value Portfolio, will pay to Alliance, promptly after the end of each month, a fee assessed at an annual rate of 0.25 of 1% of the average daily net assets of each Portfolio during the month. If Alliance shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated. Nothing herein shall prohibit the Directors from approving the payment by the Fund, or any of the Portfolios, of additional compensation to others for consulting services, supplemental research and security and economic analysis.

6. Term of Agreement. This Agreement shall continue in effect with respect to any Portfolio for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Act with regard to investment advisory contracts; provided, however, that this Agreement may be terminated at any time without the payment of any penalty, on behalf of any or all of the Portfolios, by the Fund, by the Board or, with respect to any Portfolio, by vote of a majority of the outstanding voting securities (as defined in the Act) of that Portfolio, or by Alliance, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act).

7. Miscellaneous. This Agreement may be amended by mutual written consent. This Agreement contains the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Alliance may perform the same services for other persons or entities, including other investment companies.

IN WITNESS WHEREOF, the Fund, on behalf of the Portfolios, and Alliance have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                  ALLIANCE CAPITAL MANAGEMENT L.P.
                  By: Alliance Capital Management Corporation, General Partner

                  By:
                      -------------------------------------------------


                  SANFORD C. BERNSTEIN FUND, INC.


                  By:
                      -------------------------------------------------

PRELIMINARY COPY
INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER |X| USING BLUE OR BLACK INK OR DARK PENCIL.

PLEASE DO NOT USE RED INK
--------------------------------------------------------------------------------

THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

  Bernstein Government Short Duration, Bernstein Short Duration Plus, Bernstein
   Intermediate Duration, Bernstein New York Municipal, Bernstein Diversified
            Municipal and Bernstein California Municipal Portfolios

                          Summary of Proposal

                                                                                   FOR          WITHHOLD
Election of Directors                                                              ALL          AUTHORITY

1.  Roger Hertog, Andrew S. Adleson, Arthur Aeder, Peter L.                        |_|             |_|
Bernstein, Irwin Engelman, Peter W. Huber, William Kristol,
Theodore Levitt, Rosalie J. Wolf
To withhold authority to vote for any individual nominee,
print that nominee's name on the line below:

----------------------------------------------------------------
                                                                                   FOR           AGAINST           ABSTAIN

2. To approve or disapprove a new investment management                            |_|             |_|               |_|
agreement between the Sanford C. Bernstein Fund, Inc. (the
"Fund"), on behalf of each Portfolio, and Alliance Capital
Management L.P. ("Alliance Capital").

3. To approve or disapprove a new shareholder servicing and                        |_|             |_|               |_|
administrative agreement between the Fund, on behalf of each
Portfolio, and Alliance Capital.

4. To approve or disapprove eliminating the fundamental                            |_|             |_|               |_|
investment restriction relating to investment in illiquid
securities and replacing it with a non-fundamental restriction.

5. To approve or disapprove eliminating the fundamental                            |_|             |_|               |_|
investment restriction relating to investment in securities of unseasoned issuers.

6. For each Portfolio separately, to ratify the selection of                       |_|             |_|               |_|
independent accountants for the current fiscal year.

7. To transact such other business as may properly come before the Meeting or any adjournments thereof.

PRELIMINARY COPY
INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER |X| USING BLUE OR BLACK INK OR DARK PENCIL.

PLEASE DO NOT USE RED INK
--------------------------------------------------------------------------------

THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

     Bernstein Short Duration New York Municipal Portfolio, Bernstein Short
        Duration California Municipal Portfolio, Bernstein Short Duration
      Diversified Municipal Portfolio, Bernstein Tax-Managed International
        Value Portfolio, Bernstein International Value Portfolio II and
                   Bernstein Emerging Markets Value Portfolio

                          Summary of Proposal

                                                                                   FOR           WITHHOLD
Election of Directors                                                              ALL           AUTHORITY
1.  Roger Hertog, Andrew S. Adleson, Arthur Aeder, Peter L.                        |_|              |_|
Bernstein, Irwin Engleman, Peter W. Huber, William Kristol,
Theodore Levitt, Rosalie J. Wolf

To withhold authority to vote for any individual nominee, print that nominee's name on the line below:

-----------------------------------------------------------------

                                                                                   FOR            AGAINST          ABSTAIN

2. To approve or disapprove a new investment management                            |_|              |_|              |_|
agreement between the Sanford C. Bernstein Fund, Inc. (the
"Fund"), on behalf of each Portfolio, and Alliance Capital
Management L.P. ("Alliance Capital").

3. To approve or disapprove a new shareholder servicing and                        |_|              |_|              |_|
administrative agreement between the Fund, on behalf of each
Portfolio, and Alliance Capital.

4. Not applicable.

5. Not applicable.

6. For each Portfolio separately, to ratify the selection of                       |_|              |_|              |_|
independent accountants for the current fiscal year.

7. To transact such other business as may properly come before the Meeting or any adjournments thereof.

PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXY CARDS MUST BE RECEIVED BY [ ], 2000 TO BE VOTED FOR THE MEETING TO BE HELD ON SEPTEMBER 25, 2000.

THESE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A PROXY CARD IS PROVIDED FOR THE PORTFOLIO IN WHICH YOU OWN SHARES AS OF JULY 31, 2000.

The undersigned hereby instructs Jean Margo Reid and Jill Purdy Sarkozi to vote the shares of the Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of the Fund, 767 Fifth Avenue, New York, NY 10153-0185 at 10:00 a.m., Eastern Standard Time, September 25, 2000, and any adjournments thereof, as indicated on the reverse side.

                                                                   Dated:


                            PLEASE SIGN IN BOX BELOW

If shares are owned jointly, all parties should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


                                           -------------------------------------
                                           Signature(s) Title(s), if applicable